UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): March 7, 2006


                           QUADTECH INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)


             Nevada                     000-27795                 52-2079421
-------------------------------- -------------------------  --------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)
-------------------------------- -------------------------- --------------------

                360 English Bluff Road, Delta, BC, Canada V4M 2N1
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 689-7572

                       MEIER WORLD WIDE INTERMEDIA
         (Former name or former address, if changed since last report.)

                                   Copies to:
                             Richard Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

     Quadtech International Inc. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation, as amended, ("Amendment") with the Secretary of State of the State of Nevada that was effective as of March 7, 2006. The Amendment was filed to effect a name change of the Company from Meier World Wide Intermedia Inc. to Quadtech International Inc.

     In addition, the Company filed a Certificate of Amendment to its Articles of Incorporation, as amended, ("Amendment #2") with the Secretary of State of the State of Nevada on April 3, 2006, that was effective as of March 31, 2006. Amendment #2 was filed to effect a reverse split of the issued and outstanding common shares of the Company whereby every 10 shares of common stock held were exchanged for one share of common stock. Any shareholder that holds a fractional share as a result of the reverse split will receive a whole share in lieu of a fractional share. As a result, the issued and outstanding shares of common stock were reduced from 13,682,244 prior to the reverse split to approximately 1,368,225 following the reverse stock split and the Company's quotation symbol on the OTC Bulletin Board changed from "MWWD" to "QTII".

     The authorized capital of the Company will remain at 200,000,000 shares of common stock. The Amendments are attached hereto as Exhibit 3.1 and 3.2.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell company transactions.

         Not applicable.

(d) Exhibits

Exhibit
Number                             Description
------- ------------------------------------------------------------------------
3.1 Certificate of Amendment to the Articles of Incorporation, dated March 7, 2006 (Filed herewith).

3.2 Certificate of Amendment to the Articles of Incorporation, filed on April 3, 2006 (Filed herewith).

99.1 Press release announcing the reverse stock split of the issued and outstanding common stock of the Company and the name change form Meier World Wide Intermedia Inc. to Quadtech International Inc., dated March 31, 2006. (Filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUADTECH INTERNATIONAL INC.



Date:  March 31, 2006                       /s/ James Meier
                                            --------------------------
                                            James Meier
                                            Chief Executive Officer